                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                        ZORAN CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                        ZORAN CORPORATION
      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                                  [ZORAN LOGO]


October 12, 2000


To Our Stockholders:

Enclosed is our proxy statement relating to a special meeting of stockholders, to be held on Tuesday, October 31, 2000 at 9:00 a.m., local time. The special meeting is being called for the purpose of:

- considering and voting upon a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 55,000,000 shares; and

- considering and voting upon a proposal to increase the amount of authorized shares of Common Stock available for issuance under the our 1993 Stock Option Plan by 500,000 shares.

We had originally proposed to seek approval of the increase in our authorized shares of Common Stock at a reconvened annual meeting of stockholders to be held on September 12, 2000. Before that meeting was scheduled to take place, however, we entered into an agreement to acquire Nogatech, Inc. in a transaction that is expected to close on or about October 20, 2000, in which we will issue up to 2,705,549 shares of our Common Stock in exchange for all of the outstanding shares of Common Stock of Nogatech. As a result of having entered into that agreement, we were required to cancel the September 12 meeting because there was insufficient time to amend our proxy statement to provide detailed information regarding the acquisition, as required by SEC regulations.

To enable us to proceed with the acquisition, notwithstanding the cancellation of the reconvened meeting, the Board of Directors temporarily suspended our stock option plans and employee stock purchase plan so that the shares reserved for issuance thereunder would be available for issuance in the acquisition. Among the reasons for increasing our authorized shares, which are described in the enclosed proxy statement, the additional shares we are asking you to authorize will enable us to reactivate our suspended stock option and stock purchase plans and to fully implement a new stock option plan that was adopted in August 2000 for the benefit of our non-executive employees. In light of the relationship between the foregoing matters and the proposed increase in our authorized shares, the enclosed proxy statement includes supplemental information about our stock plans and the pending acquisition.

Stockholders of record at the close of business on October 4, 2000 are entitled to vote at the special meeting. Since the amendment of our Certificate of Incorporation requires the affirmative vote of a majority of our outstanding shares, all stockholders are urged either to attend the special meeting or to vote by proxy.

Whether or not you expect to attend the special meeting in person, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope.

Thank you for your support.

Sincerely,

/s/ Levy Gerzberg

Levy Gerzberg
President and Chief Executive Officer

If you have any questions or need assistance completing your proxy card, please call: MacKenzie Partners, Inc. 156 Fifth Avenue New York, New York 10010 toll-free (800) 322-2885 or collect (212) 929-5500.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                               ZORAN CORPORATION

                               ------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2000

                             ---------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Zoran Corporation (the "Company") will be held on October 31, 2000 at 9:00 a.m., local time, at the Company's headquarters, 3112 Scott Boulevard, Santa Clara, California, for the following purposes:

    1. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 to 55,000,000.

    2. To approve an increase in the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan by 500,000 shares.

    3. To consider and act upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

    Only shareholders of record at the close of business on October 4, 2000 will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          /s/ Levy Gerzberg

                                          Levy Gerzberg
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


Santa Clara, California
October 12, 2000


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE READ THE ENCLOSED PROXY STATEMENT AND RELATED MATERIALS AND FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD AND RELATED MATERIALS IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY CARD.

                               ZORAN CORPORATION

                              3112 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054
                                 (408) 919-4111

                             ---------------------

                                PROXY STATEMENT

                             ---------------------


    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zoran Corporation, a Delaware corporation ("Zoran" or the "Company"), of proxies relating to the special meeting of stockholders (the "Special Meeting") to be held on October 31, 2000 at 9:00 a.m., local time, at 3112 Scott Boulevard, Santa Clara, California, or any adjournments or postponements thereof. The date of this Proxy Statement is October 12, 2000, the approximate date on which this Proxy Statement and the enclosed Proxy are being mailed to shareholders.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

VOTING SECURITIES


    Only shareholders of record as of the close of business on October 4, 2000 will be entitled to vote at the Special Meeting and any adjournment thereof. At the record date, there were 14,696,814 shares of Common Stock of the Company issued and outstanding. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share held on the proposals presented in this Proxy Statement. The Company's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.


SOLICITATION OF PROXIES


    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy and any additional soliciting materials sent to stockholders. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company has retained the services of MacKenzie Partners to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. MacKenzie Partners will receive a fee of approximately $5,500 and reimbursement of all reasonable out-of-pocket expenses in connection with this solicitation. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.


VOTING OF PROXIES

    Stockholders who are entitled to vote at the special meeting can use the enclosed proxy card. You can vote by proxy or in person at the special meeting. If you return your signed proxy card before the special meeting, the proxy holders will vote your shares as you direct. If you return your proxy card and do not specify on the card how you want your shares voted, the proxy holders will vote them "FOR" Proposal No. 1 and "FOR" Proposal No. 2. Your failure to return a proxy card will have the same effect as a vote against these proposals.

                        PRINCIPAL STOCKHOLDERS AND SHARE
                            OWNERSHIP BY MANAGEMENT

    The following table sets forth information concerning the beneficial ownership of common stock of Zoran as of June 30, 2000 by the following:

    - each person or entity who is known by Zoran to own beneficially more than 5% of the outstanding shares of Zoran common stock;

    - each of Zoran's current directors;

    - Zoran's chief executive officer and its four other most highly compensated officers; and

    - all directors and executive officers of Zoran as a group.


                                                              NUMBER OF
NAME                                                          SHARES(1)   PERCENT(1)
----                                                          ---------   ----------
Levy Gerzberg, Ph.D. (2)....................................   369,284        2.5
Isaac Shenberg, Ph.D. (3)...................................    95,278          *
Aharon Aharon (4)...........................................    90,628          *
Karl Schneider (5)..........................................    53,733          *
Uzia Galil (6)..............................................    50,649          *
James D. Meindl, Ph.D. (7)..................................    40,547          *
Philip M. Young (8).........................................    40,495          *
Arthur B. Stabenow (9)......................................    29,781          *
Paul R. Goldberg (10).......................................    29,724          *
All directors and executive officers as a group
  (14 persons) (11).........................................   999,779        6.5%


------------------------

*   Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after June 30, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Stock Option Plan are fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 341,323 shares subject to stock options that are currently exercisable.

(3) Includes 93,785 shares subject to stock options that are currently exercisable.

(4) Includes 88,500 shares subject to stock options that are currently exercisable.

(5) Includes 51,800 shares subject to stock options that are currently exercisable.

(6) Includes 3,008 shares held by Mr. Galil's spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes 34,400 shares subject to stock options that are currently exercisable.

(7) Includes 222 shares held jointly with Dr. Meindl's spouse and 1,125 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes 34,400 shares subject to stock options that are currently exercisable.

(8) Includes 35,666 shares subject to stock options that are currently exercisable.

(9) Includes 14,400 shares subject to stock options that are currently exercisable.

(10) Includes 27,188 shares subject to stock options that are currently exercisable.

(11) Includes 914,049 shares subject to stock options that are currently exercisable.

                                 PROPOSAL NO. 1

           APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND


    Under Delaware law, the Company may only issue shares of Common Stock to the extent such shares have been authorized for issuance under the Company's Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance by the Company of up to 20,000,000 shares of Common Stock. However, as of September 30, 2000, 14,696,814 shares of the Company's Common Stock were issued and outstanding, 2,705,549 unissued shares of Common Stock were committed for issuance in connection with the Company's pending acquisition of Nogatech, Inc., and 2,541,000 unissued shares of Common Stock were committed for issuance in connection with the Plans (as defined below), leaving 164,637 shares of Common Stock available for future issuance. In addition, prior to entering into its agreement to acquire Nogatech, the Company had 573,000 shares of Common Stock available for future grants under its 1993 Stock Option Plan, 1995 Employee Stock Purchase Plan and 1995 Outside Directors Stock Option Plan (collectively, the "Plans"). To enable the Company to complete its acquisition of Nogatech, the Plans were suspended so that the shares available thereunder could be issued in the acquisition. In order to ensure that sufficient shares of Common Stock will be available for future issuance by the Company, and to enable the Company to reactivate the Plans, the Board of Directors has approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance to 55,000,000 shares.


PURPOSE AND EFFECT OF THE AMENDMENT


    The purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to issue additional shares in connection with a stock dividend, raising additional capital, acquiring other businesses, establishing strategic relationships with corporate partners or providing equity incentives to employees and officers or for other corporate purposes. 517,000 of the additional authorized shares will be allocated to the existing share reserves under the Plans, an additional 500,000 of those shares will be reserved for issuance under the 1993 Stock Option Plan if stockholders approve the proposed amendment of that plan at the special meeting, and 300,000 of the additional shares will be reserved for issuance under the Company's Nonstatutory Stock Option Plan, which was adopted by the Board of Directors in August 2000, to enable the Company to grant options to employees while the Plans were suspended. See "Supplemental Disclosure Related to the Amendment." The availability of additional shares of Common Stock is particularly important in the event that the Company needs to undertake any of the foregoing actions on an expedited basis and wishes to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. Except as described in this Proxy Statement, the Company has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the requirements of The Nasdaq Stock Market.


    The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

    The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

    If the proposed amendment is approved by the stockholders, Article IV(A) of the Company's Certificate of Incorporation will be amended to read as follows:

       "(A) The corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock," respectively. The number of shares of common Stock authorized to be issued is 55,000,000 shares, $.001 par value per share, and the number of shares of Preferred Stock authorized to be issued is 3,000,000 shares, $.001 par value per share."

SUPPLEMENTAL DISCLOSURE RELATED TO THE AMENDMENT

    Because the Company's need for additional authorized shares has arisen in part from its commitment to issue most of its remaining authorized shares in its acquisition of Nogatech, the Company is required to provide stockholders with detailed information about Nogatech and the proposed acquisition. Accordingly, attached hereto as APPENDIX A is a copy of the proxy statement/ prospectus that has been provided to stockholders of Nogatech in connection with that acquisition. In addition, because the Company needs the additional authorized shares in order to reactivate the Plans, the Company is required to provide stockholders with the information that would be required if it were seeking stockholder approval of the amendment of the Plans. That information appears in the Company's 2000 proxy statement under the captions "Executive Compensation," "Report of the Compensation Committee on Executive Compensation," "Performance Graph," "Proposal No. 2--Amendment to 1993 Stock Option Plan," "Proposal
No. 3--Amendment to 1995 Employee Stock Purchase Plan" and "Proposal
No. 4--Amendment to 1995 Outside Directors Stock Option Plan." The 2000 proxy statement is attached hereto as APPENDIX B. The disclosure provided in Appendices A and B is solely for stockholders' information. Stockholders are NOT being asked to approve the acquisition of Nogatech or the proposals set forth in the 2000 proxy statement.

    To enable the Company to continue granting options as a means to recruit and incentivize employees while the Plans remain suspended, the Company has adopted its Nonstatutory Stock Option Plan (the "Nonstatutory Plan"). Under the Nonstatutory Plan, the Company may grant options to employees and other service providers other than directors or executive officers. The options are initially exercisable for the Company's Series A Preferred Stock but will become exercisable instead for Common Stock after the Certificate of Incorporation is amended to increase the authorized Common Stock. 300,000 shares of Series A Preferred Stock are reserved for issuance pursuant to the Nonstatutory Plan, and, upon the amendment of the Certificate of Incorporation, 300,000 shares of Common Stock will be reserved for issuance under the Nonstatutory Plan. Because the Nonstatutory Plan does not permit grants of options to directors or executive officers and does not provide for grants of options that are treated as incentive stock options under the Internal Revenue Code of 1986, the plan's adoption does NOT require stockholder approval. However, because the Company's ability to issue Common Stock under the Nonstatutory Plan is dependent upon the amendment of the Certificate of Incorporation, the Company is required to provide the same information regarding the Nonstatutory

Plan as if it were seeking stockholder approval of the plan's adoption. That information is attached hereto as APPENDIX C.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

    The Board of Directors unanimously recommends that the stockholder vote FOR approval of the Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 55,000,000 shares.

                                 PROPOSAL NO. 2
                      AMENDMENT OF 1993 STOCK OPTION PLAN

    You are being asked to approve an amendment to the Company's 1993 Stock Option Plan (the "Employee Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

    Management believes that the availability of additional options to purchase Common Stock is necessary to enable the Company to continue to provide its employees with equity ownership as an incentive to contribute to the Company's success. The proposed increase in the share reserve under the Employee Option Plan is necessitated by the Company's anticipated future growth and need to provide additional long-term performance incentives to current employees.


    As of September 30, 2000, 238,000 shares remained available for future option grants under the Employee Option Plan. The Board of Directors has determined that this amount is insufficient to meet the Company's anticipated needs in light of the increase in the number of employees that is expected when the Company completes its acquisition of Nogatech. In order to provide an adequate reserve of shares to permit the Company to continue to provide long-term equity incentives both in the near-term and on an ongoing basis, the Board of Directors has amended the Employee Option Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Employee Option Plan by 500,000 shares.


    The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages. The Board of Directors further believes that stock options serve an important role in motivating their holders to contribute to the Company's continued growth and profitability. The proposed amendment is intended to ensure that the Employee Option Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

SUMMARY OF THE 1993 STOCK OPTION PLAN, AS AMENDED

    The following summary of the Employee Option Plan is qualified in its entirety by the specific language of the Employee Option Plan, a copy of which is available to any stockholder upon request. Additional information concerning options outstanding under the Employee Option Plan is set forth under "Principal Stockholders and Share Ownership By Management."

    PURPOSE

    The purposes of the Employee Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, directors and consultants of the Company and its subsidiaries to promote the success of the Company's business. The Employee Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code and nonstatutory stock options.

    SHARES SUBJECT TO EMPLOYEE OPTION PLAN


    The stockholders have previously authorized the issuance of a maximum of 2,940,000 shares under the Employee Option Plan. The Board of Directors has amended the Employee Option Plan, subject to stockholder approval, to authorize an additional 500,000 shares for issuance upon the exercise of options granted under the Employee Option Plan, for an aggregate maximum of 3,440,000 shares. Furthermore, the Employee Option Plan imposes a limit (the "Grant Limit") under which no employee of the Company or any subsidiary may be granted in any fiscal year options to purchase more than 500,000 shares in the aggregate. Appropriate adjustments will be made to the shares subject to the Employee Option Plan, to the ISO Share Limit and to the Grant Limit and to the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Employee Option Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the Employee Option Plan and become available for future grant. As of September 30, 2000, options for 2,216,000 shares were outstanding at a weighted average exercise price of $23.66 per share and options for 322,000 shares had been exercised. The closing price of the Common Stock as reported on The Nasdaq National Market on September 29, 2000 was $48.75 per share.


    ADMINISTRATION

    The Employee Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and consisting of at least two members of the Board. For purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Employee Option Plan. Subject to the provisions of the Employee Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to the Company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the Employee Option Plan. The Board may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option or any shares acquired thereunder, and accelerate, continue, extend, or defer the exercisability of any option or the vesting of any shares acquired under the Employee Option Plan. The Board is authorized to interpret the Employee Option Plan and options granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Employee Option Plan or any option.

    ELIGIBILITY


    The Employee Option Plan provides that options may be granted to current and prospective employees (including officers and employee directors), non-employee directors (other than directors serving on the Compensation Committee) and consultants of the Company and its majority-owned subsidiaries. As of September 30, 2000, the Company had approximately 210 employees, including 9 executive officers and 4 non-employee directors eligible to participate in the Employee Option Plan.

While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.


    TERMS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

    EXERCISE OF THE OPTION. The Board determines when options granted under the Employee Option Plan may be exercisable. In general, an option granted under the Employee Option Plan is immediately exercisable, subject to the Company's right to repurchase any unvested shares issued upon exercise of such option, at the original exercise price, upon the optionee's termination as an employee, director or consultant of the Company. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Board and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's Common Stock having a fair market value equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

    EXERCISE PRICE. The exercise price of options granted under the Employee Option Plan is determined by the Board and must not be less than: (i) the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options; or (ii) 85% percent of such fair market value in the case of nonstatutory stock options. Where the participant owns stock representing more than 10% of the total combined voting power of the Company's outstanding capital stock, the exercise price for a stock option must not be less than 110% of such fair market value.

    TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the Employee Option Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the Board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

    DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within 90 days following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    TERMINATION OF OPTIONS. All options granted under the Employee Option Plan expire on the date specified in the option agreement, but in no event shall the term of an incentive stock option exceed 10 years. However, no incentive stock option granted to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock may have a term exceeding five years from the date of grant.

    NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Employee Option Plan as may be determined by the Board.

    ADJUSTMENTS UPON MERGER OR DISSOLUTION

    Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options shall terminate if they are not exercised.

    AMENDMENT AND TERMINATION OF THE EMPLOYEE OPTION PLAN

    The Board of Directors may amend the Employee Option Plan at any time or from time to time or may terminate it without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the maximum number of shares for which options may be granted or changes the standards of eligibility. However, no such action by the Board of Directors or stockholders may alter or impair any option previously granted under the Employee Option Plan. In any event, the Employee Option Plan will terminate in July 2003.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE OPTION PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Employee Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

    INCENTIVE STOCK OPTIONS

    An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the share, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below), and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

    The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum tax taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

    NONSTATUTORY STOCK OPTIONS

    Options not designated and qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are nor subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

OPTIONS GRANTED TO CERTAIN PERSONS

    During the year ended December 31, 1999: (i) Messrs. Gerzberg, Goldberg, Shenberg, Aharon and Schneider were granted options to purchase 55,000 shares, 15,000 shares, 20,000 shares, 30,000 shares and 15,000 shares, respectively;
(ii) all current executive officers as a group were granted options to purchase an aggregate of 265,000 shares; and (iii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 405,300 shares. During the year ended December 31, 1999, no options were granted under the Employee Option Plan to any directors who are not executive officers or to any associate of any director, executive officer or Board nominee of the Company, and, other than Messrs. Gerzberg, Shenberg and Aharon, no person was granted 5% or more of the total amount of options granted under the Employee Option Plan during that year.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

    The Board of Directors unanimously recommends that the stockholder vote FOR approval of the Amendment to increase the number of authorized shares of Common Stock available for issuance under the Company's 1993 Stock Option Plan.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares in accordance with their best judgment.


                                               By Order of the Board of Directors,

                                               /s/ Levy Gerzberg
                                               Levy Gerzberg
                                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

October 11, 2000

                                   APPENDIX A

                                (SEE SUPPLEMENT)

                                   APPENDIX B

                                (SEE SUPPLEMENT)

                                   APPENDIX C

                                   APPENDIX C

              INFORMATION REGARDING NONSTATUTORY STOCK OPTION PLAN


    In August 2000, the Board of Directors adopted the Company's Nonstatutory Stock Option Plan (the "Nonstatutory Plan"). The Nonstatutory Plan permits the Company to grant options to purchase Series A Preferred Stock, which has the same rights, preferences, privileges and restrictions as the Company's Common Stock. After the Company's Certificate of Incorporation is amended to increase the authorized shares of Common Stock, each outstanding share Series A Preferred Stock will automatically convert into one share of Common Stock, and each option that is outstanding under the Nonstatutory Plan will become exercisable for Common Stock in lieu of Preferred Stock, with the number of shares and the exercise price remaining unchanged. At present, 300,000 shares of Series A Preferred Stock are reserved for issuance under the Nonstatutory Stock Option Plan until the effectiveness of the proposed amendment to the Certificate of Incorporation. Upon the effectiveness of that amendment, 300,000 shares of Common Stock will be reserved for issuance under the Nonstatutory Stock Option Plan.


    The Company had originally proposed to seek approval of the increase in its authorized shares of Common Stock at a reconvened annual meeting of stockholders to be held on September 12, 2000. Before that meeting was scheduled to take place, however, the Company entered into an agreement to acquire Nogatech, Inc. in a transaction that is expected to close on or about October 20, 2000, in which the Company will issue up to 2,705,549 shares of its Common Stock in exchange for all of the outstanding shares of Common Stock of Nogatech. As a result of having entered into this agreement, the Company was required to cancel the September 12 meeting because there was insufficient time to amend the Company's proxy statement to provide detailed information regarding the acquisition, as required by SEC regulations. To enable the Company to proceed with the acquisition, notwithstanding the cancellation of the September 12 meeting, the Board of Directors temporarily suspended the Company's 1993 Stock Option Plan (the "1993 Plan") so that the shares reserved for issuance thereunder would be available for issuance in the acquisition.

    The Board of Directors has adopted the Nonstatutory Plan to enable the Company to continue to grant options to employees while the 1993 Plan remains suspended. The Board believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages.

SUMMARY OF THE NONSTATUTORY PLAN

    The following summary of the Nonstatutory Plan is qualified in its entirety by the specific language of the Nonstatutory Plan, a copy of which is available to any stockholder upon request.

    SHARES SUBJECT TO NONSTATUTORY PLAN

    The Nonstatutory Plan permits the Company to grant options to purchase Series A Preferred Stock, which has the same rights, preferences, privileges and restrictions as the Company's Common Stock. After the Company's Certificate of Incorporation is amended to increase the authorized shares of Common Stock, each outstanding share Series A Preferred Stock will automatically convert into one share of Common Stock, and each option that is outstanding under the Nonstatutory Plan will become exercisable for Common Stock in lieu of Preferred Stock, with the number of shares and the exercise price remaining unchanged. At present, 300,000 shares of Series A Preferred Stock are reserved for issuance under the Nonstatutory Stock Option Plan until the effectiveness of the proposed amendment to the Certificate of Incorporation. Upon the effectiveness of that amendment, 300,000 shares of Common Stock will be reserved for issuance under the Nonstatutory Stock Option Plan.


    Appropriate adjustments will be made to the shares subject to the Nonstatutory Plan and to the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Nonstatutory Plan expires or terminates prior to exercise in full, the shares of Preferred Stock or Common Stock for which such option is not exercised are returned to the Nonstatutory Plan and become available for future grant. As of September 30, 2000, no options had been granted under the Nonstatutory Plan. The closing price of the Common Stock as reported on The Nasdaq National Market on September 29, 2000 was $48.75 per share.


    ADMINISTRATION

    The Nonstatutory Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board. For purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Nonstatutory Plan. Subject to the provisions of the Nonstatutory Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to the Company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the Nonstatutory Plan. The Board may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option or any shares acquired thereunder, and accelerate, continue, extend, or defer the exercisability of any option or the vesting of any shares acquired under the Nonstatutory Plan. The Board is authorized to interpret the Nonstatutory Plan and options granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Nonstatutory Plan or any option.

    ELIGIBILITY


    The Nonstatutory Plan provides that options may be granted to current and prospective employees and consultants of the Company and its majority-owned subsidiaries, but that no options may be granted to any person that is a director or officer of the Company. As of September 30, 2000, the Company had approximately 210 employees eligible to participate in the Nonstatutory Plan.


    TERMS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:


    EXERCISE OF THE OPTION. The Board determines when options granted under the Nonstatutory Plan may be exercisable. In general, an option granted under the Nonstatutory Plan is exercisable only to the extent it is vested. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Preferred Stock or Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Board and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's stock having a fair market value equal to the exercise price or, following the proposed amendment of the Certificate of Incorporation, a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.



    EXERCISE PRICE. The exercise price of options granted under the Nonstatutory Plan is determined by the Board and must not be less than 85% percent of the fair market value of the Preferred Stock or Common Stock subject to the option as determined on the date the option is granted.


    TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the Nonstatutory Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the Board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

    DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    TERMINATION OF OPTIONS. All options granted under the Nonstatutory Plan expire on the date specified in the option agreement, but in no event shall the term of an option exceed 10 years.

    NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Nonstatutory Plan as may be determined by the Board.

    ADJUSTMENTS UPON MERGER OR DISSOLUTION

    Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options shall terminate if they are not exercised.

    AMENDMENT AND TERMINATION OF THE NONSTATUTORY PLAN

    The Board of Directors may amend the Nonstatutory Plan at any time or from time to time or may terminate it without the approval of the stockholders. However, no such action by the Board of Directors may alter or impair any option previously granted under the Nonstatutory Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE NONSTATUTORY PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Nonstatutory Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.


    Options granted under the Nonstatutory Plan will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes.


    Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

                                ZORAN CORPORATION

                             1993 STOCK OPTION PLAN

                       (As Amended Through June 18, 2000)

     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

     2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

        (a) "BOARD" shall mean the Board of Directors of the Company.

        (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

        (c) "COMMON STOCK" shall mean the Common Stock of the Company.

        (d) "COMPANY" shall mean Zoran Corporation, a Delaware corporation.

        (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

        (f) "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

        (g) "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of service with the Company, a successor of the Company or any Parent or Subsidiary, whether in the capacity of an Employee, a Non-Employee Director, or a Consultant. Continuous Service shall not be considered interrupted (i) during any period of sick leave, military leave or any other leave of absence approved by the Board, (ii) in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company, or (iii) merely as a result of a change in the capacity in which the Optionee renders such service provided that no interruption or termination of the Optionee's service occurs.

        (h) "DISINTERESTED PERSON" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded Options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary.

        Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)(i)(A) or (B) promulgated under the Exchange Act.

        (i) "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

        (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        (k) "INCENTIVE STOCK OPTION" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

        (l) "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company or any Subsidiary who is not employed by the Company or such Subsidiary.

        (m) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

        (n) "OPTION" shall mean a stock option granted pursuant to the Plan.

        (o) "OPTION AGREEMENT" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

        (p) "OPTIONED SHARES" shall mean the Common Stock subject to an Option.

        (q) "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

        (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

        (s) "PLAN" shall mean this 1993 Stock Option Plan.

        (t) "REGISTRATION DATE" shall mean the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Exchange Act with respect to any class of the Company's equity securities.

        (u) "SECTION 162(m)" means Section 162(m) of the Code.

        (v) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        (w) "SHARE" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

        (x) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan shall be three million nine hundred twenty thousand (3,920,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, become available for other Option grants under the Plan.

        The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR
Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act. The Committee shall designate which Options granted under the Plan by the Company are intended to be granted in reliance on Rule 701.

     4. ADMINISTRATION OF THE PLAN.

        (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

        Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

        The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        (b) PROCEDURE AFTER REGISTRATION DATE. Notwithstanding subsection (a) above, after the date of registration of the Company's Common Stock on a national securities exchange or the Registration Date, the Plan shall be administered either by: (i) the full Board, provided that all members of the Board are Disinterested Persons: or (ii) a Committee of two (2) or more directors, each of whom is a Disinterested Person. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations.

        (c) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Directors or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of
Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan; and (x) to designate which options granted under the Plan will be issued in reliance on Rule 701.

        (d) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

     5. ELIGIBILITY AND OPTION LIMITATIONS.

        (a) PERSONS ELIGIBLE FOR OPTIONS. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. For purposes of the foregoing sentence, "Employees," "Non-Employee Directors" and "Consultants" shall include prospective Employees, prospective Non-Employee Directors and prospective Consultants to whom Options are granted in connection with written offers of employment or other service relationship. Incentive Stock Options may be granted only to Employees. Any person who is not an Employee on the effective date of grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date).

        (b) SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in
Section 11, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) Shares (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

        (c) NO RIGHT TO CONTINUING EMPLOYMENT. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

        (d) DIRECTORS SERVING ON COMMITTEE. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, no member of a Committee established to administer the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, if any, while a member, shall be eligible to be granted an Option.

        (e) OPTION REPRICING. No Option shall be repriced without the approval of a majority of the shares of Common Stock present or represented by proxy and voting at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy.

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, and no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

     8. Option Price and Consideration.

        (a) OPTION PRICE. Except as provided in subsection (b) below, the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: (i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, 85% of such fair market value. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

        (b) TEN PERCENT SHAREHOLDERS. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

        (c) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Section 152 of the Delaware General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     9. EXERCISE OF OPTION.

        (a) VESTING PERIOD. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the option, each Option shall vest and become exercisable, cumulatively, in four substantially equal installments on each of the first four anniversaries of the date of the grant of the option, subject to the Optionee's Continuous Service. However, no Option granted to a prospective Employee, prospective Non-Employee Director or prospective Consultant may become exercisable prior to the date on which such person commences service.

        (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for fractional shares or for less than ten (10) Shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

        (c) DEATH OF OPTIONEE. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety
(90) day period immediately prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first.

        (d) DISABILITY OF OPTIONEE. In the event of the permanent and total disability during the Option period of an optionee who is at the time of such disability, or was within the ninety (90) day period prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

        (e) OTHER TERMINATION OF CONTINUOUS SERVICE. If the Continuous Service of an Optionee shall cease for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee) after the date his or her Continuous Service ceases, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination of Continuous Service, subject to the condition that no Option shall be exercisable after the expiration of the Option period.

        (f) EXERCISE OF OPTION WITH STOCK AFTER REGISTRATION DATE. After the Registration Date, the Committee may permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock. If the Optionee is so permitted, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee, in accordance with the provisions of Section 8(a) of the Plan. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

        (g) TAX WITHHOLDING. After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an option granted under the Plan, the optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

            Any withholding of Optioned Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the following conditions:

              (i) An advance election to withhold Optioned Shares in settlement of a tax liability must satisfy the requirements of Rule 16b-3(d)(1)(i), regarding participant-directed transactions;

             (ii) Absent such an election, the withholding of Optioned Shares to settle a tax liability may occur only during the quarterly window period described in Rule 16b-3(e);

            (iii) Absent an advance election or window-period withholding, the Optionee may deliver shares of Common Stock owned prior to the exercise of an Option to settle a tax liability arising upon exercise of the Option, in accordance with Rule 16b-3(f); or

             (iv) The delivery of previously acquired shares of Common Stock (but not the withholding of newly acquired Shares) will be allowed where an election under Section 83(b) of the Code accelerates the Tax Date to a day that occurs less than six (6) months after the advance election and is not within the quarterly window period described in Rule 16b-3(e).

            Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the option Price or of any tax in connection with the exercise of an option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

     10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares subject to the Plan, the Section 162(m) Grant Limit set forth in Section 5(b), the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

        Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void.

        Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the new entity or shall terminate in accordance with the provisions of the preceding paragraph.

     12. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

     13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan or change the designation of the class of employees eligible to receive Options. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     16. INFORMATION TO OPTIONEE. During the term of any option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its financial statements at least annually.

     17. OPTION AGREEMENT. Options granted under the Plan shall be evidenced by Option Agreements.

     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted. Any option granted before shareholder approval is obtained and any exercise of such option must be rescinded if such shareholder approval is not obtained within twelve (12) months after the Plan is adopted. Shares issued upon the exercise of such options shall not be counted in determining whether such approval is obtained. Shareholder approval of the Plan and any amendments thereto requiring shareholder approval shall be by the affirmative vote of the holders of a majority of the capital stock of the Company present or represented and entitled to vote at a duly held meeting or by the written consent of the holders of a majority of the outstanding capital stock of the Company entitled to vote.

                                  PLAN HISTORY

July 22, 1993              Plan adopted by Board with a reserve of
                           2,090,000 shares.

July 22, 1993              Plan approved by written consent of stockholders.

October 16, 1994           Board amends Plan to increase share reserve to
                           4,470,000 shares.

November 1994              Stockholders approve amendment of Plan
                           increasing share reserve.

September 30, 1995         Pursuant to its authority in Section 4(c), Board
                           approves clarification of Sections 2(g) and 9 to comport with Board's intention in adopting Plan and Company's administration of Plan. Board also amends plan to add Section 5(c) (excluding members of a Committee administering the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, if any).

December 14, 1995          Effective date of the 1-for-3 reverse stock
                           split which automatically adjusted the 4,470,000 share reserve to 1,490,000 shares.

April 23, 1997             Board amends Plan to increase share reserve by
                           650,000 shares to 2,140,000 shares, to add a
                           Section 162(m) Grant Limit, to extend
                           eligibility to prospective Employees,
                           Non-Employee Directors and Consultants, and to delete the requirement of stockholder approval of amendments adding material benefits to Optionees.

June 6, 1997               Stockholders approve the foregoing amendments.

April 22, 1998             Board amends Plan to increase share reserve by
                           450,000 shares to 2,590,000 shares.

June 10, 1998              Stockholders approve increase in share reserve
                           to 2,590,000 shares.

April 29, 1999             Board amends Plan to increase share reserve by
                           350,000 shares to 2,940,000 shares.

July 16, 1999              Stockholders approve increase in share reserve
                           to 2,940,000 shares.

June 18, 2000              Board amends Plan (a) to increase share reserve
                           by 980,000 shares to 3,920,000 shares and (b) to prohibit option repricing without stockholder approval.

[July 18, 2000             Stockholders approve increase in share reserve
                           to 3,920,000.]

                                ZORAN CORPORATION

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

                                OCTOBER 11, 2000

     The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on the Company's books on October 4, 2000 at the Special Meeting of Stockholders of the Company to be held at the Company's offices at 3112 Scott Blvd., Santa Clara, CA 95054 at 9:00 a.m. on October 31, 2000, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

     The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

     The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

                       (TO BE SIGNED ON REVERSE SIDE)

               PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

  /X/   PLEASE MARK YOUR VOTES
        AS IN THIS EXAMPLE

Proposal No. 1

To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 55,000,000.

       FOR                    AGAINST                    ABSTAIN
       / /                      / /                        / /

Proposal No. 2

To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

       FOR                    AGAINST                    ABSTAIN
       / /                      / /                        / /

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                                                     MARK HERE FOR ADDRESS  / /
                                                     CHANGE AND NOTE AT LEFT

Signature:_________________________                      Date:__________________

Signature:_________________________                      Date:__________________

Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.